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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                    ___________________________________





                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934

                    ___________________________________



DATE OF REPORT:       OCTOBER 30, 2003
DATE OF EARLIEST EVENT REPORTED:    OCTOBER 30, 2003

                   MARTHA STEWART LIVING OMNIMEDIA, INC.
           (Exact name of registrant as specified in its charter)


    DELAWARE                     001-15395                    52-2187059
(State or other          (Commission File Number)          (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
 organization)
                            11 WEST 42ND STREET
                             NEW YORK, NY 10036
                  (Address of principal executive offices)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:       (212) 827-8000




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Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (c)     Exhibit  Description
                   -------  -----------
                   99.1 Martha Stewart Living Omnimedia, Inc. Press Release, dated October 30, 2003.

Item 12.   Results of Operations and Financial Condition.
           ---------------------------------------------

     On October 30, 2003, the Registrant issued a press release relating to its financial results for the third quarter of 2003. The full text of the press release is attached hereto as Exhibit 99.1 to this report.


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

        Dated: October 30, 2003

                              MARTHA STEWART LIVING OMNIMEDIA, INC.


                              By:  /s/ James Follo
                                 -----------------------------
                                  James Follo
                                  Executive Vice President, Chief Financial
                                  Officer


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                             Index of Exhibits
                             -----------------

Exhibit No.                   Description
----------                    -----------

 99.1          Martha Stewart Living Omnimedia, Inc. press release, dated
               October 30, 2003.



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